[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This First Fee Triggering Technology agreement (the “Agreement”) is entered into and made effective as of the date that this Agreement is signed by the last party to sign below (the “Effective Date”), by and between ELPIDA MEMORY, INC., a Japanese corporation operating at 2-1, Yaesu 2-chome, Chuo-ku, Tokyo 104-0028, Japan (“Elpida”), and INTERMOLECULAR, INC., a Delaware corporation operating at 3011 North First Street, San Jose, California 95134 (“Intermolecular”). Elpida and Intermolecular may be referred to individually as a “Party,” or collectively as the “Parties.”

WHEREAS, Elpida and Intermolecular have entered into certain advanced memory agreements:

1.	Advanced Memory Development Program Agreement, dated May 22, 2008; (“1st Agreement”)

2.	Exhibit C – Royalty Terms, dated August 18, 2008; (“2nd Agreement”)

3.	Supplemental Joint Development Agreement, dated January 27, 2009; (“3rd Agreement”)

4.	Amendment to the Supplemental Joint Development Agreement, dated May 25, 2009; (“4th Agreement”)

5.	Amendment to the Advanced Memory Agreements, dated July 29, 2010 (“5th Agreement”)
(collectively, the “Advanced Memory Agreements”);

WHEREAS, Elpida and Intermolecular wish to confirm the amounts and dates for payment of certain royalty payments in accordance with the terms of the 5th Agreement, including without limitation, Sections 2.2 and 2.3 thereof.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	All capitalized terms not defined herein shall have the meaning set forth in the Advanced Memory Agreements.

2.	The following CDP Developed Technology constitutes Fee Triggering Technology –

2.1	[***] (“First Fee Triggering Technology”).

3.	The following product constitutes a Product –

3.1	[***] (“First Product”).

4.	The First Fee Triggering Technology shall be first utilized in the First Product on January 1, 2013 (“First Fee Trigger Date”)

5.
In consideration for utilization of the First Fee Triggering Technology in the First Product, Elpida shall pay Intermolecular [***] US Dollars (US[***]) per year for [***] years (“First Annual Contribution Fee Period”) beginning on the First Fee Trigger Date.

6.	Elpida shall pay the aforementioned amount during the First Annual Contribution Fee Period in quarterly payments of US$[***] in accordance with the followings:

6.1
Elpida shall make a payment of [***] US Dollars (US$[***]) on the first day of the first calendar quarter of 2013, and the following schedule shall govern the remaining payments for each calendar quarter:

A.
If on or before [***], 2013, Elpida has shipped the First Product for commercial use by Elpida’s customer or Elpida has not shipped the First Product for a reason other than the [***], Elpida shall make a payment of [***] US Dollars (US[***]) on [***], 2013 and a payment of [***] Dollars (US $[***]) on [***], 2013 and on the first day of each calendar quarter through the First Annual Contribution Fee Period;

B.
If Elpida has not shipped the First Product for commercial use by Elpida’s customer by [***], 2013 due to [***] but shipped it on or before [***], 2013, Elpida shall make a payment of [***] US Dollars (US$[***]) on [***], 2013 as the remaining payment of the first calendar quarter of 2013, a payment of [***] Dollars (US $[***]) on [***], 2013, a payment of [***] Dollars (US $[***]) on [***], 2013, and a payment of [***] Dollars (US $[***]) on the first day of each calendar quarter thereafter, through the First Annual Contribution Fee Period; or

C.
If Elpida has not shipped the First Product for commercial use by Elpida’s customer by [***], 2013 due to the [***], Elpida shall make a payment of [***] US Dollars (US$[***]) on [***], 2013. Additionally, the parties will discuss in good faith the timing of the remaining payments of [***] US Dollars (US$[***]) for the first calendar quarter of 2013, the second calendar quarter of 2013 and of the payments for each calendar quarter thereafter through the First Annual Contribution Fee Period. Nothing in this Section 6.1 (C), is intended to reduce Elpida’s obligations to make a payment of [***] US Dollars (US$[***]) for each calendar quarter under Section 2.2 or a payment of [***] US Dollars (US$[***]) for each calendar quarter during the Annual Contribution Fee Period under Section 2.3 of the 5th Agreement.

6.2
No Other Modifications. Other than as provided herein, no other amendments are being made to the Advanced Memory Agreements, and all other provisions of the Advanced Memory Agreements shall remain in full force and effect in accordance with the terms of the Advanced Memory Agreements.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have executed this document as the last date set forth below.

ELPIDA MEMORY, INC.            INTERMOLECULAR, INC.

By:    /s/ Hideki Gomi________________    By:    /s/ David E. Lazovsky___________
Name:     Hideki Gomi     Name:    David E. Lazovsky
Title:     Chief Technology Officer     Title:    President and CEO
Date:    Dec. 29, 2012 _______________    Date:    December 29, 2012

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.